                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

 -------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) - MAY 15, 2002

                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          TENNESSEE                   000-4491                    62-0803242
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                          165 MADISON AVENUE
                          MEMPHIS, TENNESSEE                    38103
               (Address of Principal Executive Office)        (Zip Code)

      Registrant's telephone number, including area code - (901) 523-4444

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 15, 2002, First Tennessee National Corporation dismissed its independent public accountants, Arthur Andersen LLP ("Arthur Andersen"), and engaged KPMG LLP to serve as the Corporation's independent public accountants for fiscal year 2002. The decision was approved by the Corporation's Board of Directors upon the recommendation of the Audit Committee of the Board of Directors.

Arthur Andersen's reports on the consolidated financial statements of the Corporation as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years of the Corporation ended December 31, 2001 and the subsequent interim period through May 15, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject mater of the disagreement in connection with its reports.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Corporation ended December 31, 2001 or within the subsequent interim period through May 15, 2002.

The Corporation provided Arthur Andersen with a copy of the foregoing disclosures. Attached hereto as an exhibit is a copy of Arthur Andersen's letter, dated May 15, 2002, stating its agreement with such statements.

During the two most recent fiscal years of the Corporation ended December 31, 2001, and the subsequent interim period through May 15, 2002, the Corporation did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

Exhibit #         Description
---------         -----------
16                Letter of Arthur Andersen LLP to Securities and Exchange
                  Commission

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST TENNESSEE NATIONAL CORPORATION



Date:  May 15, 2002                 By: Elbert L. Thomas, Jr.
                                       ----------------------------------------
                                            Name: Elbert L. Thomas, Jr.
                                            Title: Executive Vice President and
                                                     Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit #         Description
---------         -----------
16                Letter of Arthur Andersen LLP to Securities and
                  Exchange Commission